UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 30, 2013

(Date of earliest event reported)

HAUPPAUGE DIGITAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13550	11-3227864
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

91 Cabot Court, Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 434-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01, Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2013, a hearing on Hauppauge Digital, Inc.’s appeal from The NASDAQ Stock Market’s decision to delist the Company’s common stock for the Company’s failure to comply with The NASDAQ Capital Market’s $1 minimum bid price rule and $2,500,000 minimum stockholder’s equity rule or the alternative $35 million listed securities market value or $500,000 net income from continuing operations rules was scheduled for September 11, 2013. On September 16, 2013, the NASDAQ Hearings Panel (the “Panel”) rendered a decision on the Company’s appeal, delisting the Company’s shares from The NASDAQ Capital Market (“NASDAQ”) and directing that trading of the Company’s shares was to be suspended, effective at the open of business on September 18, 2013. That same day, the Company requested that the Panel reconsider its decision based on new information that the Company believed changed, materially, the facts upon which the Panel’s decision was based, including, among other things, implementation of a reverse stock split (described in its preliminary proxy statement which was filed on September 30, 2013 (the “Proxy Statement”)) upon receiving stockholder approval on or about November 15, 2013, and the Company’s proposal to pursue and close a financing. The Company is currently exploring, the possibility of a “PIPE” or other financing which could include the issuance of the Company’s common stock and/or other equity or debt securities convertible or exercisable into the Company’s common stock. However, no assurances can be made that we will be able to obtain such financing on terms favorable to us, if at all.

By letters dated September 19, 2013 and September 27, 2013, NASDAQ advised the Company that the Panel’s decision has been stayed to allow the Company to continue with its efforts to regain compliance with the NASDAQ rules on the following conditions:

•	on or before September 30, 2013, the Company shall file its proxy for its annual meeting, which shall contain a proposal for a reverse stock split in a ratio sufficient for the stock to trade above $1.00;

•	on or before November 4, 2013, the Company shall inform the Panel that the Company has closed a financing and that the resulting proceeds have brought stockholders’ equity to above $2.5 million;

•	on or before November 4, 2013, the Company shall provide the Panel updated financial projections demonstrating that in each of the quarterly reports the Company will file between October 31, 2013 and October 31, 2014, and the Company will evidence stockholders’ equity above $2.5 million, detailing all assumptions underlying the projections;

•	on or before November 16, 2013, the Company shall inform the Panel that the Company has obtained approval from its shareholders to implement a reverse stock split;

•	on or before December 5, 2013, the Company’s stock shall have evidenced a bid price over $1.00 for a minimum of ten (10) consecutive trading days; and

•	on or before December 30, 2013, the Company shall file its annual report on Form 10-K for the fiscal year ending September 30, 2013, which shall evidence stockholders’ equity above $2.5 million.

On September 30, 2013, the Company filed the Proxy Statement, which contained a proposal for a reverse stock split as described above.

On October 1, 2013, the Company received a letter (the “October Letter”) from NASDAQ stating that the Company failed to hold its annual meeting within the time frame allowed under the NASDAQ Listing Rules 5620(a) and 5620(b), and such failure serves as an additional basis for delisting the Company’s securities from the NASDAQ Capital Markets. The October Letter also noted that the Panel will consider this matter in their decision regarding the Company’s continued listing on the NASDAQ Capital Market and that the Company should present its views with respect to this additional deficiency to the Panel in writing by no later than October 8, 2013. The Company can provide no assurance that (a) the Panel will consider any response from the Company regarding this deficiency acceptable and that NASDAQ will not delist the Company’s securities from the NASDAQ Capital Markets, and (b) the Company can maintain compliance with the other NASDAQ Capital Market Listing Rules.

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this Current Report on Form 8-K may not occur. Generally these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of the Company’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that the Company may make, or projections involving anticipated revenues, earnings or other aspects of the Company’s operating results or financial position, and the outcome of any contingencies. Any statements contained herein that are not historical facts are forward-looking statements. Any such forward-looking statements are based on current expectations, estimates and projections of management. The Company intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. The Company cautions that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond the Company’s control that may influence the accuracy of the statements and the projections upon which the statements are based. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, the mix of products sold and the profit margins thereon, order cancellation or a reduction in orders from customers, competitive product offerings and pricing actions, the availability and pricing of key raw materials, continued decline in sales, continued operating losses, the Company’s ability to obtain financing on commercially reasonable terms or at all, the Company’s ability to formulate and implement a viable restructuring plan, dependence on key members of management, successful integration of acquisitions, economic conditions in the United States and abroad, fluctuation of the value of the Euro versus the U.S. dollar, the Company’s ability to make timely filings of the required periodic reports and other reports with the Securities and Exchange Commission, issues relating to the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures, the Company’s failure to maintain compliance with NASDAQ’s continued listing requirements and the Company’s potential de-listing from NASDAQ should the Company lose its appeal related to such de-listing, as well as other risks and uncertainties discussed in the Company’s reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012, the Quarterly Reports on Form 10-Q for the three, six, and nine months ended December 31, 2012, March 31, 2013, and June 30, 2013, respectively, and the risk of litigation or governmental investigations or proceedings relating to any of the foregoing matters. Copies of these filings are available at www.sec.gov. Any one or more of these uncertainties, risks and other influences could materially affect the Company’s results of operations and whether forward-looking statements made by the Company ultimately prove to be accurate. The Company’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise. All cautionary statements made in this Current Report on Form 8-K should be read as being applicable to all related forward-looking statements wherever they appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAUPPAUGE DIGITAL INC.

Date: October 4, 2013	By:	/s/ Gerald Tucciarone
Gerald Tucciarone
Chief Financial Officer